GREAT-WEST FUNDS, INC.
Great-West T. Rowe Price Mid Cap Growth Fund
Institutional Class Ticker: MXYKX
Investor Class Ticker: MXMGX
(the “Fund”)
Supplement dated March 4, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2021, as supplemented
At meetings held on December 7-8, 2021 and February 16-17, 2022, the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the following:
1. Sub-adviser responsibilities currently handled by T. Rowe Price Associates, Inc. (“TRPA”) will transition to T. Rowe Price Investment Management, Inc. (“TRPIM”), a newly formed subsidiary of TRPA, on or about March 7, 2022 (the “Effective Date”). The portfolio manager currently responsible for the day-to-day management of the Fund will continue to manage the Fund’s investments. This sub-adviser change is occurring as a result of an internal reorganization taking place at TRPA.
2. Reducing the management fees of the Fund on or about the Effective Date as follows:
Management Fees Prior to the Effective Date	Management Fees as of the Effective Date
0.66% of the average daily net assets	0.65% of the average daily net assets
On the Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
All references to T. Rowe Price Associates, Inc. in the Prospectus and Summary Prospectus are hereby removed and replaced with T. Rowe Price Investment Management, Inc.
Immediately following “T. ROWE PRICE ASSOCIATES, INC.” in the section entitled “Sub-Advisers” of the SAI, a new sub-section is being added:
T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
T. Rowe Price Investment Management, Inc. (“TRPIM”) serves as the Sub-Adviser to the Great-West T. Rowe Price Mid Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and TRPIM dated March 7, 2022. TRPIM, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. TRPIM is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. (“TRPA”) which itself is a wholly-owned subsidiary of T. Rowe Price Group, Inc.
GWCM is responsible for compensating TRPIM, which receives monthly compensation for its services at the following annual rates on all assets:
Annual Fee Rate	Assets
0.50%	If total Fund assets are less than $1 billion
0.425%	If total Fund assets are greater than $1 billion
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2021.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis, CFA	8	$61,312	7	$12,523	3	$512	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Portfolio managers at TRPIM and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPIM and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
The mutual funds offered by T. Rowe Price (the “T. Rowe Price Funds”) may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. TRPIM manages the Morningstar retirement plan and acts as sub-adviser to two mutual funds offered by Morningstar TRPIM and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of TRPIM or its affiliates.
Additional potential conflicts may be inherent in TRPIM’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer that may be in different parts of the issuer’s capital structure. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going-private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. TRPIM (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and TRPA, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to TRPIM’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to clients, the firm, or the company’s culture are important components of TRPIM’s long-term success and are generally taken into consideration.

All employees of TRPIM, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase TRPIM common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of December 31, 2021.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2021, as supplemented.
Please keep this Supplement for future reference.